PREPAYMENTS AND OTHER ASSETS	12 Months Ended
Dec. 31, 2024
PREPAYMENTS AND OTHER ASSETS [Abstract]
PREPAYMENTS AND OTHER ASSETS
9.	PREPAYMENTS AND OTHER ASSETS

The breakdown of prepayments and other assets is as follows:

	At December 31,
In thousands of USD	2024	2023
Prepayments to suppliers	266,478	35,219
Deposits (1)	31,372	54,304
Deductible input value-added tax	5,407	3,425
Prepayments of income tax	2,459	15
Others	4,457	4,124
Total	310,173	97,087

Current	291,929	71,876
Non-current	18,244	25,211
	310,173	97,087

(1)
The Group pays deposits to certain electricity service providers. In order to minimize the deposit paid to the electricity supplier, in April 2023, Bitdeer Inc., a subsidiary of the Group, has entered into a guaranty agreement  (the “2023 Guaranty Agreement”) with one of the electricity suppliers to act as a guarantor to provide the assurance for the payment obligation of another subsidiary of the Group in connection with electricity service subscribed. The total liability of the guarantor is limited to the lesser of the guaranteed obligations under all agreements or US$13.0 million in each case. In February 2024, Bitdeer and Bitdeer, Inc. together entered into a guaranty agreement with the electricity supplier to amend the 2023 Guaranty Agreement and limit the guarantor’s total liability to the lesser of the guaranteed obligations under all agreement or US$30.0 million in each case.

During the years ended December 31, 2024 and 2023, the Group did not recognize any allowance for expected credit losses for prepayments and other assets.